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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 20, 2003

               Date of Earliest Event Reported: November 19, 2003

                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)

            Delaware                               1-12091                                22-3436215
(State or other jurisdiction of                                            (I.R.S. Employer Identification Number)
 incorporation or organization)           (Commission File Number)

                           20 Wight Avenue, Suite 100
                           Hunt Valley, Maryland 21030
                    (Address of principal executive offices)

Registrant's telephone number, including area code (410) 229-4400
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Item 5.       Other Events.
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              On November 19, 2003, Millennium Chemicals announced that it had priced its offering of $125 million principal amount of 4% convertible senior debentures due 2023, plus up to an additional $25 million of debentures that may be issued at the option of the initial purchasers. Millennium's November 19, 2003 press release regarding the offering is being filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 7.       Financial Statements and Exhibits.
              ----------------------------------

              Exhibit      Description
              -------      -----------

              99.1         Press Release issued November 19, 2003




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  November 20, 2003             MILLENNIUM CHEMICALS INC.
                                      By:/C. William Carmean/
                                      ----------------------------------------
                                      C. William Carmean
                                      Senior Vice President, General Counsel &
                                      Secretary




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                                  EXHIBIT INDEX

              Exhibit      Description
              -------      -----------

              99.1         Press Release issued November 19, 2003